Credit Suisse First Boston

ABSC 2004-HE9

3,222 records

Pool Data

Deal Ticker:

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)		% of State	27.51	Mortgage Type	309,426,446	4
Original Mortgage Pool Balance (USD)	309,458,635	WA FICO	648	Loan-to-Value	309,426,446	4
Current Mortgage Pool Balance (USD)	309,426,446	- Minimum FICO	504	FICO	309,426,446	4
Total Number of Loans	1,688	- Maximum FICO	785	Purpose	309,426,446	4
Average Loan Balance (USD)	183,310	WA LTV	83.52%	Occupancy	309,426,446	4
1st lien (%age)	83.3%	- Minimum LTV	37.50%	Loan Balance	309,426,446	4
2nd lien (%age)	16.7%	- Maximum LTV	100.00%	Property Type	309,426,446	4
WA FICO	641	Highest Zip-Code Density (% of State)	94547	Documentation Type	309,426,446	4
- Minimum FICO	500	Zip-Code with Highest Density	6.15%	Fixed Period	309,426,446	4
- Maximum FICO	804			Debt-to-Income Ratio	309,426,446	4
WA LTV	84.1%	South California		Geographic Distribution	309,426,446	4
- Minimum LTV	22.4%	% of State	72.49
- Maximum LTV	100.0%	WA FICO	645	Per Annum Fees
WA DTI	40.3%	Minimum FICO	502	Servicer Fees
- Minimum DTI	4.0%	Maximum FICO	803	Cost of Carry
- Maximum DTI	60.0%	WA LTV	82.98%
WA Age (Months)	2	Minimum LTV	22.40%
WA Remaining Term (Months)	326	Maximum LTV	100.00%
Aquired Loans		Highest Zip-Code Density (% of State)	91343
North California (% of Pool)	17.2%	Zip-Code with Highest Density	1.80%
South California (% of Pool)	45.3%

Mortgage Type	WA LTV		WA FICO	Balance
2/28 ARM		82%	622		154,885,698
2/28 ARM IO		81%	675		59,208,106
3/27 ARM		82%	599		7,251,214
5/25 ARM		81%	603		3,454,311
5/25 ARM IO		79%	679		5,525,300
6 Month Libor		89%	695		467,678
Balloon(30/15)		99%	667		49,732,637
Fixed - 15Yr		86%	658		4,393,218
Fixed - 20Yr		92%	645		199,233
Fixed - 30Yr		76%	631		24,309,051

	LTV	WA LTV		WA FICO	Balance
0.01-20.00			0%	-		-
20.01-25.00			23%	544		135,000
25.01-30.00			28%	530		238,968
30.01-35.00			32%	691		110,000
35.01-40.00			37%	636		269,000
40.01-45.00			44%	638		82,822
45.01-50.00			48%	584		1,515,550
50.01-55.00			53%	609		3,614,200
55.01-60.00			58%	611		2,369,994
60.01-65.00			64%	586		4,676,721
65.01-70.00			68%	591		12,989,126
70.01-75.00			74%	609		15,763,632
75.01-80.00			80%	657		132,844,339
80.01-85.00			84%	596		18,654,317
85.01-90.00			90%	625		37,913,057
90.01-95.00			95%	631		26,442,926
95.01-100.00			100%	667		51,806,795

	FICO	WA LTV		WA FICO	Balance
321 - 340			0%	-		-
341 - 360			0%	-		-
361 - 380			0%	-		-
381 - 400			0%	-		-
401 - 420			0%	-		-
421 - 440			0%	-		-
441 - 460			0%	-		-
461 - 480			0%	-		-
481 - 500			80%	500		160,000
501 - 520			76%	512		4,872,714
521 - 540			77%	531		11,144,147
541 - 560			79%	553		10,435,589
561 - 580			81%	571		21,349,284
581 - 600			82%	591		35,699,723
601 - 620			83%	611		33,016,648
621 - 640			86%	631		35,863,005
641 - 660			86%	650		42,327,361
661 - 680			86%	670		37,535,751
681 - 700			86%	688		26,913,551
701 - 720			86%	711		22,616,033
721 - 740			87%	730		8,378,842
741 - 760			84%	752		7,446,963
761 - 780			86%	768		7,689,255
781 - 800			83%	786		3,926,080
801 - 820			97%	803		51,500
> 820			0%	-		-
Unknown			0%	-		-

	LTV	MIG%		WA FICO	Balance with MIG
0.01-20.00			0%	0		0
20.01-25.00			0%	544		0
25.01-30.00			0%	530		0
30.01-35.00			0%	691		0
35.01-40.00			0%	636		0
40.01-45.00			0%	638		0
45.01-50.00			0%	584		0
50.01-55.00			0%	609		0
55.01-60.00			0%	611		0
60.01-65.00			0%	586		0
65.01-70.00			0%	591		0
70.01-75.00			0%	609		0
75.01-80.00			0%	657		0
80.01-85.00			0%	596		0
85.01-90.00			0%	625		0
90.01-95.00			0%	631		0
95.01-100.00			0%	667		0

	Purpose	WA LTV		WA FICO	Balance
Purchase			87%	666		154,053,235
Cash-Out/Refinancing			81%	617		121,724,383
Refinancing			81%	614		33,648,828

	Occupancy	WA LTV		WA FICO	Balance
Owner			84%	640		289,208,496
Investment			83%	643		10,349,200
2nd Home			85%	675		9,868,750

	Loan Balance	WA LTV		WA FICO	Balance
<$200,000			92%	642		81,616,566
<$400,000			82%	639		83,374,006
<$600,000			81%	642		107,824,578
>$600,000			79%	639		36,611,296

Property Type	WA LTV		WA FICO	Balance
Single Family Detached		84%	639		224,259,184
Condominium		87%	651		26,921,282
Duplex		84%	651		8,073,967
Triplex		73%	659		618,250
PUD SF Detached		84%	639		42,840,370
PUD Project Attached		90%	655		5,069,055
Single family 4 unit		75%	676		508,500
Manufactured Housing		77%	633		1,135,838

Documentation Type	WA LTV		WA FICO	Balance
Full Documentation		85%	627		120,147,062
Streamlined-Stated (PITI Verified)		87%	683		79,817,124
Stated Documentation		77%	623		48,033,491
Limited Documentation		84%	624		30,720,507
Lite Documentation		83%	637		16,219,807
Full Alternative Documentation		85%	630		14,488,456

Fixed Period (Months)	WA LTV		WA FICO	Balance
1		91%	655		78,634,139
3		0%	-		-
6		89%	695		467,678
12		0%	-		-
24		82%	637		214,093,804
36		82%	599		7,251,214
60		80%	650		8,979,611
84		0%	-		-
>=120		0%	-		-

	DTI	WA LTV		WA FICO	Balance
0.01 - 5.00			89%	527		404,962
5.01 - 10.00			84%	638		1,811,279
10.01 - 15.00			85%	634		2,190,926
15.01 - 20.00			84%	651		7,281,640
20.01 - 25.00			80%	634		8,036,194
25.01 - 30.00			83%	638		21,742,924
30.01 - 35.00			84%	645		42,052,486
35.01 - 40.00			84%	642		51,940,867
40.01 - 45.00			85%	652		79,818,112
45.01 - 50.00			85%	637		71,315,313
50.01 - 55.00			85%	613		17,271,754
> 55.00			86%	604		5,559,989
Unknown

	Geographic Distribution	WA LTV		WA FICO	Balance
AK			0%	-		-
AL			90%	685		112,401
AR			90%	606		196,477
AS			0%	-		-
AZ			86%	675		5,032,001
CA			83%	646		193,118,157
CO			85%	643		1,945,750
CT			87%	610		4,185,447
CZ			0%	-		-
DC			87%	688		1,575,830
DE			85%	644		104,000
FL			86%	651		9,310,778
GA			85%	652		2,135,081
GU			0%	-		-
HI			0%	-		-
IA			76%	597		128,329
ID			75%	575		1,081,080
IL			87%	632		6,951,541
IN			88%	626		653,085
KS			100%	641		21,600
KY			90%	647		352,938
LA			86%	599		3,267,979
MA			84%	629		3,339,150
MD			87%	623		9,387,629
ME			75%	566		273,422
MI			85%	603		2,599,354
MN			90%	563		81,000
MO			87%	604		1,332,281
MS			87%	586		627,100
MT			75%	621		1,133,599
NC			94%	633		1,038,673
ND			0%	-		-
NE			0%	-		-
NH			85%	645		1,144,730
NJ			83%	636		7,016,978
NM			89%	612		218,986
NV			86%	645		4,515,719
NY			86%	633		16,548,471
OH			90%	597		322,227
OK			87%	640		438,608
OR			97%	642		139,459
OT			0%	-		-
PA			85%	605		2,405,876
PR			0%	-		-
RI			77%	638		1,611,256
SC			92%	591		583,500
SD			0%	-		-
TN			87%	587		1,747,587
TT			0%	-		-
TX			85%	654		11,563,343
UT			93%	660		441,930
VA			87%	618		7,805,936
VI			0%	-		-
VT			100%	636		20,800
WA			87%	615		1,922,154
WI			89%	600		693,052
WV			95%	589		301,150
WY			0%	-		-

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.